Supplement Dated March 30, 2005
                      to the Prospectus Dated May 1, 2004
                            Scudder Passport Annuity

                                   Issued by
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                  Through the
                    KILICO Variable Annuity Separate Account

This supplement updates information contained in the prospectus for the Scudder Passport Annuity. Please attach it to your prospectus and retain it for future reference.

           Enhancements to the Market Value Adjustment ("MVA") Option

    Effective April 1, 2005 (the "Effective Date"), we are amending your contract or certificate by putting a "floor" on the MVA feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we must issue an endorsement to your annuity contract or certificate (the "MVA Endorsement"). (For convenience, we use the term "contract" to apply to both contracts and certificates.)

    The purpose of this MVA Endorsement is to enhance the MVA formula for your annuity contract by limiting (i.e., putting a "floor" on) any downward MVA that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The "floor" ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for contract charges) will not be less than the contract's new minimum guaranteed interest rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

    In applying the MVA formula, each amount allocated to a different
Guarantee Period or allocated at different times will be considered separately.

    The specific terms of this change to your annuity contract are described in the MVA Endorsement.

    As a result of the issuance of the MVA Endorsement, the interests under the contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933. No other changes are being made to your contract. All other terms and conditions remain unchanged.

              ILLUSTRATION OF THE NEW "FLOOR" ON THE DOWNWARD MVA

Purchase Payment.................................................... $40,000.00

Guarantee Period....................................................... 5 Years

Guaranteed Interest Rate.............................. 5% Annual Effective Rate

     The following examples illustrate how the new "floor" on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

     The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

     A downward MVA results from a full or partial withdrawal that occurs when the interest rates we are crediting have increased. Assume in this example that one year after the Purchase Payment we are crediting 6.5% for a four-year Guarantee Period.

     In this example, the MVA will be based on a hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

     Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by KILICO, and they do not represent any future intentions of KILICO regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

                   -.0726961* = (((1+.05)/(1+.065+.005))^4)-1

                * Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

     The MVA would result in a reduction of $3,053.24 from the Guarantee Period Value:

                      -$3,053.24 = -.0726961 x $42,000.00

     The Market Adjusted Value after applying the MVA without the floor would have been:

                      $38,946.76 = $42,000.00 - $3,053.24

After the MVA Endorsement is added to your Contract:

     The downward MVA is subject to a "floor" so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The "floor" in this example is calculated as:

           -$800.00 = $40,000.00 x (1 + .03) - $40,000.00 x (1 + .05)

     The Market Adjusted Value after applying the floored downward MVA would be:

                        $41,200.00 = $42,000.00 - $800.00

     A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 15% of the Market Adjusted Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

                       $2,101.20 = $41,200.00 x .85 x .06

     Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

                      $39,098.80 = $41,200.00 - $2,101.20

Example of Partial Withdrawal of 50% of Guarantee Period Value

     If instead of a full withdrawal, assume that 50% of the Guarantee
Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

     If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

                         -$1,526.62 = 50% x -$3,053.24

     The Market Adjusted Value after applying the MVA without the floor would have been:

                        $19,473.38 = $21,000 - $1,526.62

After the MVA Endorsement is added to your Contract:

     After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited to the entire Guarantee Period Value for the one-year period between the Start Date and the date of the withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

     The Market Adjusted Value after applying the floored downward MVA would be:

                       $20,200.00 = $21,000.00 - $800.00

     A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 15% of the Market Adjusted Value is not subject to a Withdrawal Charge.

               $841.20 = ($20,200.00 - (.15 x $41,200.00)) x .06

     Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after application of the MVA floor would be:

                       $19,358.80 = $20,200.00 - $841.20

Example of a Second Withdrawal of the Remaining Guarantee Period Value

     Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

     After the second year, the Guarantee Period Value ($21,000.00) would have been credited with a 5% interest and would have increased by $1,050.00 to $22,050.00.

      Upon a full withdrawal, the market value adjustment factor would be:

                   -.0726961 = (((1+.05)/(1+.065+.005))^4)-1

Before the MVA Endorsement was added to your Contract:

     The MVA would result in a reduction of $ 1,213.48 from the Guarantee Period Value:

                     -$1,213.48 = -.055033170 x $22,050.00

     The Market Adjusted Value after applying the MVA without the floor would have been:

                      $ 20,836.52 = $22,050.00 - $1,213.48

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a "floor" discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The "floor" in this example is calculated as:


           -$420.00 = $21,000.00 x (1 + .03) - $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

                       $21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, 15% of the Market Adjusted Value is not subject to a Withdrawal Charge.

     The Withdrawal Charge is thus:

                      -$1.013.13 = $21,630.00 x .85 x .06

      Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

                      $20,526.87 = $21,630.00 - $1,103.13

     Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

                                   *........*
        Please contact the Annuity Contact Center at 1-800-621-5001 for more information.